UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2015

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14468	33-0530289
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1725 Gillespie Way, El Cajon, California 92020

(Address of principal executive offices, including zip code)

(619) 596-8600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On June 11, 2015, Pure Bioscience, Inc. issued a press release announcing its financial results for the fiscal quarter ended April 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated June 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: June 11, 2015	By:	/s/ Henry R. Lambert
Henry R. Lambert Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated June 11, 2015.